SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                                      ----



                         BANK ONE, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)


A National Banking Association                          36-0899825
                                                        (I.R.S. employer
                                                         identification number)

1 Bank One Plaza, Chicago, Illinois                     60670-0126
  (Address of principal executive offices)              (Zip Code)

                         Bank One, National Association
                        1 Bank One Plaza, Suite IL1-0430
                          Chicago, Illinois 60670-0430
                     Attn: Steven M. Wagner, (312) 407-1819
            (Name, address and telephone number of agent for service)


                   Capital Auto Receivables Asset Trust 2000-2
               (Exact name of obligor as specified in its charter)


         Delaware                                  Pending
(State or other jurisdiction of                 (I.R.S. employer
 incorporation or organization)                  identification number)

c/o Bankers Trust (Delaware), as Owner Trustee
1011 Centre Road
Suite 200
Wilmington, Delaware                                19805
(Address of principal executive offices)          (Zip Code)



     Capital Auto Receivables Asset Trust 2000-2 Asset Backed Notes, Class A
                         (Title of Indenture Securities)

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Item 1.   General  Information.  Furnish  the following  information  as to  the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

          (b) Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations With the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          No such affiliation exists with the trustee.


Item 16.  List of exhibits.   List below all exhibits filed as a part of this
          Statement of Eligibility.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.     A copy of the existing by-laws of the trustee.*

          5.     Not Applicable.

          6.     The consent of the trustee required by
                 Section 321(b) of the Act.


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          7.     A copy of the latest report of condition of the
                 trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.     Not Applicable.

          9.     Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 4th day of December, 2000.


           Bank One, National Association,
           Trustee

           By   /s/ Steven M. Wagner
                Steven M. Wagner
                First Vice President





* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).



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                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                December 4, 2000



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Capital Auto Receivables Asset Trust 2000-2 and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                            Very truly yours,

                                            Bank One, National Association



                                            By:/s/ STEVEN M. WAGNER
                                            ___________________________________
                                                   Steven M. Wagner
                                                   First Vice President


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                                    EXHIBIT 7

Title of Bank:         Bank One, NA                          Call Date: 09/30/00  ST-BK:  17-1630 FFIEC 031
Address:               1 Bank One Plaza, Ste 0303                                                 Page RC-1
City, State  Zip:      Chicago, IL  60670
FDIC Certificate No.:  0/3/6/1/8

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 2000

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                                            Dollar Amounts in thousands     C400

ASSETS
1.     Cash and balances due from depository institutions (from Schedule
       RC-A):                                                                                        RCFD
       a. Noninterest-bearing balances and currency and coin(1)........................              0081      4,909,175     1.a
       b. Interest-bearing balances(2).................................................              0071      9,456,424     1.b
2.     Securities
       a. Held-to-maturity securities(from Schedule RC-B, column A)     ...............              1754              0     2.a
       b. Available-for-sale securities (from Schedule RC-B, column D).................              1773      9,538,301     2.b
3.     Federal funds sold and securities purchased under agreements to
       resell                                                                                        1350      9,181,125     3.
4.     Loans and lease financing receivables:
       a. Loans and leases, net of unearned income (from Schedule                                    RCFD
       RC-C)...........................................................................              2122     57,440,802     4.a
       b. LESS: Allowance for loan and lease losses....................................              3123        984,209     4.b
       c. LESS: Allocated transfer risk reserve........................................              3128              0     4.c
       d. Loans and leases, net of unearned income, allowance, and                                   RCFD
          reserve (item 4.a minus 4.b and 4.c).........................................              2125     56,456,593     4.d
5.     Trading assets (from Schedule RD-D).............................................              3545      3,648,812     5.
6.     Premises and fixed assets (including capitalized leases)........................              2145        587,051     6.
7.     Other real estate owned (from Schedule RC-M).............                                     2150          1,798     7.
8.     Investments in unconsolidated subsidiaries and associated
       companies (from Schedule RC-M)..................................................              2130        426,504     8.
9.     Customers' liability to this bank on acceptances outstanding....................              2155        458,892     9.
10.    Intangible assets (from Schedule RC-M)..........................................              2143        207,832    10.
11.    Other assets (from Schedule RC-F)...............................................              2160      3,247,525    11.
12.    Total assets (sum of items 1 through 11)........................................              2170     98,120,032    12.

-------------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.



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Legal Title of Bank:   Bank One, NA                          Call Date:  09/30/00 ST-BK:  17-1630 FFIEC 031
Address:               1 Bank One Plaza, Ste 0303                                                 Page RC-2
City, State  Zip:      Chicago, IL  60670
FDIC Certificate No.:  0/3/6/1/8


Schedule RC-Continued
                                                                                                         Dollar Amounts in
                                                                                                              Thousands
LIABILITIES
13.    Deposits:
       a. In domestic offices (sum of totals of columns A and C                                      RCON
          from Schedule RC-E, part 1)       ...........................................              2200     25,738,075    13.a
          (1) Noninterest-bearing(1)        ...........................................              6631     10,584,200    13.a1
          (2) Interest-bearing.........................................................              6636     15,153,875    13.a2

       b. In foreign offices, Edge and Agreement subsidiaries, and                                   RCFN

          IBFs (from Schedule RC-E, part II)............................                             2200     31,520,969    13.b
          (1) Noninterest bearing......................................................              6631        465,521    13.b1
          (2) Interest-bearing.........................................................              6636     31,055,448    13.b2
14.    Federal funds purchased and securities sold under agreements
       to repurchase:                                                                                RCFD 2800 3,226,453    14
15.    a. Demand notes issued to the U.S. Treasury                                                   RCON 2840   572,166    15.a
       b. Trading Liabilities(from Schedule RC-D)......................................              RCFD 3548 3,356,051    15.b

16.    Other borrowed money:                                                                         RCFD

       a. With original maturity of one year or less      .............................              2332     17,661,460    16.a
       b. With original  maturity of more than one year   .............................              A547      2,903,834    16.b
       c.  With original maturity of more than three years..............................             A548      1,776,624    16.c

17.    Not applicable
18.    Bank's liability on acceptance executed and outstanding          ...............              2920        458,892    18.
19.    Subordinated notes and debentures    ...........................................              3200      2,800,000    19.
20.    Other liabilities (from Schedule RC-G)             .............................              2930      2,354,330    20.
21.    Total liabilities (sum of items 13 through 20)     .............................              2948     92,368,854    21.
22.    Not applicable

EQUITY CAPITAL
23.    Perpetual preferred stock and related surplus      ..............................             3838              0    23.
24.    Common stock.....................................................................             3230        200,858    24.
25.    Surplus (exclude all surplus related to preferred stock).........................             3839      3,660,673    25.
26.    a. Undivided profits and capital reserves .......................................             3632      1,953,506    26.a
     b. Net unrealized holding gains (losses) on available-for-sale
          securities...................................................................              8434      (  63,547)   26.b
     c.  Accumulated net gains (losses) on cash flow hedges.............................             4336              0    26.c
27.    Cumulative foreign currency translation adjustments              ................             3284           (312)   27.
28.    Total equity capital (sum of items 23 through 27)                ................             3210      5,751,178    28.
29.    Total liabilities, limited-life preferred stock, and equity
       capital (sum of items 21, 22, and 28)............................................             3300     98,120,032    29.

Memorandum
To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that best describes the most
      comprehensive level of auditing work performed for the bank by independent external                             Number
      auditors as of any date during 1996 . . . . . . . . . . . .  . . . . . . .. . . . ....RCFD 6724 .........NA.. ....M.1.
1 =  Independent audit of the bank conducted in accordance          4 =  Directors' examination of the bank performed by other
      with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
      public accounting firm which submits a report on the bank           authority)
2 =  Independent audit of the bank's parent holding company         5 =   Review of the bank's financial statements by external
      conducted in accordance with generally accepted auditing            auditors
      standards by a certified public accounting firm which         6 =   Compilation of the bank's financial statements by external
      submits a report on the consolidated holding company                auditors
      (but not on the bank separately)                              7 =   Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in                8 =   No external audit work
      accordance with generally accepted auditing standards
      by a certified public accounting firm (may be required by
      state chartering authority)

-----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.


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